The Torray Institutional Fund

Letter to Shareholders

July 22, 2002

Dear Fellow Shareholders:

We have looked forward to updating you on your investment. The Torray Institutional Fund depreciated 8.0% for the first half of this year, putting its return since inception June 30, 2001, at -4.3%. Comparable results for the Standard & Poor’s 500 Index were -13.2% and -18.0%, respectively.

We’re disappointed to start out on this note, and we understand there is no consolation in knowing the majority of mutual fund investors have fared worse. Nevertheless, we want you to know we remain steadfast in our belief we’re on the right course. This letter will explain why.

The reason the stock market is going down has been hiding in plain sight all along: it was vastly inflated. The S&P 500, at its peak in early 2000, was valued at about 40 times earnings, between two and three times the historic average. But, investors’ obsession with getting rich quick blinded them to that reality. This is not the first time, and it won’t be the last. Since we entered the investment business 40 years ago, there have been six market downturns with losses averaging 35%. Fortunately, the earlier reversals had no lasting impact on our investments, and we believe this one won’t either.

The recent drop in our share price reflects a significant revaluation of virtually every stock in the market. Toward the end of May, investors, already suffering from heavy losses, started worrying even more about economic uncertainties, accounting irregularities and declining growth rates. As a result, they began to demand a wider margin of safety for the perceived increase in risk, and stocks have fallen to levels that will better provide it. Until that time, The Torray Institutional Fund was unaffected by the unwinding of speculative excesses that began a year and a half prior to its inception. The reason is we avoided the mania in tech, telecom, Internet and other “new era” stocks and instead invested in reasonably priced, high quality companies.

Although that approach will pass the test of time, it has been no defense against the recent deluge of indiscriminate selling, as the following illustrates: Moody’s and Standard & Poor’s, the major credit rating agencies, rank only nine American companies “triple-A.” We have significant investments in five of them — AIG, Automatic Data Processing, Johnson & Johnson, Merck and Pfizer. Despite their superior finances and solid records, these stocks have fallen nearly as much as the overall market lately, indicating an irrational disconnect between valuations and fundamentals. Many of our other investments have been similarly affected. All the same, we remain confident this is only a temporary setback in the long-term uptrend that is certain to resume.

The Torray Institutional Fund

Letter to Shareholders

July 22, 2002

We want to emphasize, and this is a very important distinction, that the decline in The Torray Institutional Fund’s price is a fluctuation not to be equated with the big losses investors have taken on shares in weak companies or the countless “new paradigm” ventures promoted by Wall Street during the bull market. In contrast to our situation, those that purchased Internet and optical networking stocks, for example, valued on vague promises of future profits, have suffered permanent losses. It made no difference whether the price paid was $200 or $20, because the businesses had little or no value in the first place. The investments were thus doomed regardless of what the market did. The value of many other companies that at one time had assets and earning power was unfortunately ruined by mismanagement — ill-fated acquisitions, excessive borrowing, overbuilding of capacity, and, in some cases, accounting fraud. These losses are permanent as well.

The evaporation of wealth that results from such failures illustrates the point we have so often made: risk emanates from businesses not stocks. Put differently, stocks are not the cause of bad news, they only report it. This truth underscores the critical importance corporate analysis plays in the investment management process. Although we cannot control how the market values our holdings from day to day, or year to year, we can minimize your risk of permanent loss, and at the same time enhance your returns, by investing — at a reasonable price — in soundly financed companies with proven track records. The stocks of businesses that meet these criteria always perform well over the long term. It is important to keep in mind that investing is timeless work in progress and success or failure cannot be gleaned from snapshots taken only when things appear rosy or, as they do now, bleak.

We have cautioned for the last three or four years that the speculative bubble of the late 1990’s would someday lead to trouble, and that day is upon us. Depending on the index, equity markets are down between 40% and 75% from their highs, nearly matching the collapse of 1973-74. The S&P 500 is lower than it was in early 1997 and has surrendered half of its point gain since the bull market began 20 years ago. Even so, its compound return for the last two decades stands at 14% — above the historic average — a rate that doubles money every 5 years. But, investors aren’t thinking about long-term records now. All they know is they’ve lost money, and they’re afraid they’ll lose more. Meanwhile, the media is doing its best to reinforce their fears. In our 40 years of experience we can’t recall a time when coverage was this gloomy. In spite of it all, we believe there are reasons to be optimistic, and we want to share them with you.

The Torray Institutional Fund

Letter to Shareholders

July 22, 2002

To begin with, the deflation of a market priced so wildly out of proportion to economic reality, while painful, should be viewed as a good thing for our country. There was simply no future in the public’s obsession with the stock market. Now that it’s over, we think the stage is set for a recovery — not a 2,000 point jump in the Dow Jones Industrial Average — but a gradual advance that fairly values rising earnings.

Another favorable factor is that the lower the market goes the less risky it becomes. While most people probably understand this, they tend to lose sight of it when the going gets tough and emotions take over. This is happening today. A few years ago, with prices of the most popular stocks at stupefying levels, the situation was just the opposite. Investors at the time had far too much confidence in their stock picking ability and never entertained the idea something might go wrong. Now that the bottom has fallen out, their confidence is shaken, and the average person seems convinced the market’s headed even lower. Friends in the brokerage industry tell us of more and more clients ordering them to sell everything — no questions asked.

Further evidence of that mindset can be found in rising equity fund redemptions and a surge in money market mutual fund assets and savings accounts. Money market funds currently total $2.3 trillion, a record 22% of the stock market’s entire value. That’s more than double their level at the market’s peak in early 2000. On top of that, savings accounts have recently risen 22% to $2.5 trillion. So, cash in the system amounts to nearly half the value of America’s publicly owned companies.

Additional confirmation of negative sentiment can be found in the fact that 6,000 hedge funds with $600 billion in assets, and the public as well, have been pounding the market with short sales (a speculative strategy of selling borrowed stock with the intention of buying it back later at a lower price and pocketing the difference). One of the largest mutual fund and brokerage complexes reports that such activity among its account holders is up 20% since April. And, a recent survey found that more than 80% of the most active online day traders are short selling. (This is the same crowd that was loaded with Internet stocks just before they crashed.) In all, a record 7.2 billion shares have been sold short on the New York Stock Exchange and another 4.4 billion shares on Nasdaq. This added selling has accentuated the market’s downturn. But, at some point, the borrowed shares must be repurchased and returned to their rightful owners. This potential demand for stocks can have a major impact on prices in a rising market, especially if cash moves out of money market funds into stocks at the same time. We can well imagine that happening some day, most likely when it’s least expected.

The Torray Institutional Fund

Letter to Shareholders

July 22, 2002

Equity fund redemptions, record cash reserves and aggressive short selling are clear signs that the bad news is out, and the market’s sharp decline suggests that it’s been largely discounted. In the mirror image of the boom years, investors are again crowded on the wrong side of the boat. Eventually, the economy and corporate earnings will recover and the cycle will reverse, whipsawing those now on the sidelines. It brings to mind the old Wall Street adage that at turning points the market always does what punishes the largest number of participants the most.

In conclusion, the best course by far is to remain invested in quality stocks and buy more when money not needed for other purposes is available. This approach will insure a low-risk, reasonable, long-term result. Over the last 76 years, stocks have earned 7.6% after inflation, turning $10,000 into more than $2.4 million. The same amount invested in bonds would have become just $50,000. This disparity will not change in the future, and only the fear of short-term losses can keep investors from capitalizing on it. According to Chicago-based Ibbotson Associates, a recognized authority on market analytics, during the same time span there was a 29% chance of losing money by investing for only one year; but the risk dropped to 10% after five years, only 3% after 10 years, and 0% at the end of 15 years. Given the results, these are very good odds — especially considering the lackluster alternatives. We know conditions are not ideal at the moment, but they never are after the market has dropped this much. On the other hand, shares in some of the best companies in America offer twice as much value today as they did a few years ago. Through all the ups and downs of the last 30 years, we have invested on the assumption the future will look pretty much like the past, and that continues to be our approach moving forward.

We want to thank you again for entrusting your savings to us, and assure you we’re doing everything we can to protect and enhance your investment.

Sincerely,

Robert E. Torray	Douglas C. Eby

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2002 (unaudited)

Shares		Market Value
COMMON STOCK 98.02%

13.13% DIVERSIFIED FINANCIAL SERVICES
48,500	American International Group, Inc.	$3,309,155
84,400	J.P. Morgan Chase & Co.	2,862,848
10,900	Markel Corporation*	2,147,300
46,200	Citigroup Inc.	1,790,250
29,300	American Express Company	1,064,176

		11,173,729

11.93% PHARMACEUTICALS
148,800	Bristol-Myers Squibb Company	3,824,160
76,700	Pfizer Inc.	2,684,500
46,500	Merck & Co. Inc.	2,354,760
30,900	Amgen Inc.*	1,294,092

		10,157,512

11.26% MEDIA & ENTERTAINMENT
148,000	The Walt Disney Company	2,797,200
61,400	Tribune Company	2,670,900
72,200	Clear Channel Communications, Inc.*	2,311,844
23,800	Gannett Co., Inc.	1,806,420

		9,586,364

10.31% DIVERSIFIED MEDICAL PRODUCTS
98,900	Abbott Laboratories	3,723,585
56,400	Johnson & Johnson	2,947,464
71,800	Boston Scientific Corporation*	2,105,176

		8,776,225

9.72% DIVERSIFIED MANUFACTURING
64,600	United Technologies Corporation	4,386,340
66,500	Honeywell International Inc.	2,342,795
56,300	Rockwell Collins, Inc.	1,543,746

		8,272,881

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2002 (unaudited)

Shares		Market Value

6.15% COMMUNICATIONS SERVICES
357,100	Hughes Electronics Corporation*	$3,713,840
82,100	EchoStar Communications Corporation*	1,523,776

		5,237,616

6.03% CONSUMER PRODUCTS
61,800	Kimberly-Clark Corporation	3,831,600
14,600	The Procter & Gamble Company	1,303,780

		5,135,380

5.01% INDUSTRIAL MACHINERY
62,400	Illinois Tool Works Inc.	4,261,920

4.42% DATA PROCESSING & MANAGEMENT
86,400	Automatic Data Processing, Inc.	3,762,720

4.07% ADVERTISING
140,000	The Interpublic Group of Companies, Inc.	3,466,400

3.46% BANKING
22,000	Bank of America Corporation	1,547,920
36,200	Bank One Corporation	1,392,976

		2,940,896

2.86% COMPUTER SYSTEMS & INTEGRATION
89,300	Hewlett-Packard Company	1,364,504
14,800	IBM Corporation	1,065,600

		2,430,104

2.77% ELECTRICAL EQUIPMENT
44,000	Emerson Electric Co.	2,354,440

1.93% COMPUTERS & PERIPHERALS
121,600	EMC Corporation*	918,080
144,600	Sun Microsystems, Inc.*	724,446

		1,642,526

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2002 (unaudited)

Shares		Market Value

1.59% REAL ESTATE
43,900	CarrAmerica Realty Corporation	$1,354,315

1.24% ELECTRONIC INSTRUMENTS
44,700	Agilent Technologies, Inc.*	1,057,155

1.17% SOFTWARE
105,600	Oracle Corporation*	1,000,032

0.97% SEMICONDUCTOR EQUIPMENT & PRODUCTS
45,100	Intel Corporation	823,977

TOTAL COMMON STOCK 98.02% (cost $87,931,897)		83,434,192

SHORT TERM INVESTMENTS 4.90%
(cost $4,169,301)	PNC Bank Money Market Account, 1.19%	4,169,301

TOTAL PORTFOLIO SECURITIES 102.92% (cost $92,101,198)		87,603,493
LIABILITIES LESS OTHER ASSETS (2.92)%		(2,481,438)

NET ASSETS 100.00%		$85,122,055

TOP 10 HOLDINGS

1. United Technologies Corporation	6. Abbott Laboratories

2. Illinois Tool Works Inc.	7. Hughes Electronics Corporation*

3. Kimberly-Clark Corporation	8. The Interpublic Group of Companies, Inc.

4. Bristol-Myers Squibb Company	9. American International Group, Inc.

5. Automatic Data Processing, Inc.	10. Johnson & Johnson

*non-income producing securities

See notes to the financial statements.

The Torray Institutional Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2002 (unaudited)

ASSETS

Investments in securities at value (cost $92,101,198)	$87,603,493

Interest and dividends receivable	70,430

TOTAL ASSETS	87,673,923

LIABILITIES

Payable for investments purchased	2,503,684

Payable to advisor	48,184

TOTAL LIABILITIES	2,551,868

NET ASSETS	$85,122,055

Shares of beneficial interest ($1 stated value, 897,863 shares outstanding, unlimited shares authorized)	$897,863

Paid-in-capital in excess of par	88,848,035

Undistributed net realized losses	(126,138)

Unrealized depreciation	(4,497,705)

NET ASSETS	$85,122,055

Per Share	$94.81

See notes to the financial statements.

The Torray Institutional Fund

STATEMENT OF OPERATIONS

For the six months ended June 30, 2002 (unaudited)

INVESTMENT INCOME

Dividend income	$428,842

Interest income	6,374

Total income	435,216

EXPENSES

Management fees	253,443

Total expenses	253,443

NET INVESTMENT INCOME	181,773

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	117,295

Net change in unrealized appreciation (depreciation) on investments	(7,313,163)

Net realized and unrealized gain (loss) on investments	(7,195,868)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,014,095)

See notes to the financial statements.

The Torray Institutional Fund

STATEMENT OF CHANGES IN NET ASSETS

For the periods indicated:

	Six months ended 06/30/02 (unaudited)	Period ended 12/31/01*
Increase (Decrease) in Net Assets from Operations:

Net investment income	$181,773	$95,124

Net realized gain (loss) on investments	117,295	(168,090)

Net change in unrealized appreciation (depreciation) on investments	(7,313,163)	2,815,458

Net increase (decrease) in net assets from operations	(7,014,095)	2,742,492

Distributions to Shareholders from:

Net investment income ($0.277 and $0.359 per share, respectively)	(185,541)	(95,124)

Net realized gains ($0 and $0.255 per share, respectively)	—	(71,575)

Total distributions	(185,541)	(166,699)

Shares of Beneficial Interest:

Increase from share transactions	41,637,469	48,108,429

Total increase	34,437,833	50,684,222
Net assets — beginning of period	50,684,222	—

Net assets — end of period	$85,122,055	$50,684,222

*	The Torray Institutional Fund commenced operations on June 30, 2001.

See notes to the financial statements.

The Torray Institutional Fund

FINANCIAL HIGHLIGHTS

For a share outstanding:

PER SHARE DATA

	Six months ended 06/30/02 (unaudited)	Period ended 12/31/01(1)
Net Asset Value, Beginning of Period	$103.300	$100.000

Income from investment operations:

Net investment income	0.277	0.359

Net gains on securities (both realized and unrealized)	(8.490)	3.555

Total from investment operations	(8.213)	3.914

Less: Distributions

Dividends (from net investment income)	(0.277)	(0.359)

Distributions (from capital gains)	—	(0.255)

Total distributions	(0.277)	(0.614)

Net Asset Value, End of Period	$94.810	$103.300

Total Return(2)	(7.85%)	3.99%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$85,122	$50,684

Ratios of expenses to average net assets	0.85%*	0.85%*

Ratios of net income to average net assets	0.61%*	0.76%*

Portfolio turnover rate	2.74%	8.84%*

*	Annualized
(1)	The Torray Institutional Fund commenced operations on June 30, 2001.
(2)	Past performance is not predictive of future performance.

See notes to the financial statements.

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2002 (unaudited)

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Torray Institutional Fund (“Fund”) is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund was SEC organized on June 29, 2001 and commenced operations on June 30, 2001. The Fund’s primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund’s investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation    Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

Securities Transactions and Investment Income    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

Federal Income Taxes    The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

Net Asset Value    The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

Use of Estimates    In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2002 (unaudited)

NOTE 2—SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Six months ended 06/30/02		Period ended 12/31/01
	Shares	Amount	Shares	Amount
Shares issued	422,324	$43,187,129	497,843	$48,841,730
Reinvestments of dividends and distributions	1,822	183,855	1,755	166,699
Shares redeemed	(16,929)	(1,733,515)	(8,952)	(900,000)

	407,217	$41,637,469	490,646	$48,108,429

Officers, Trustees and affiliated persons of The Torray Institutional Fund and their families directly or indirectly control 111,366 shares or 12.4% of the Fund.

NOTE 3—PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002, aggregated $42,335,792 and $1,649,599, respectively. Net unrealized depreciation of investments at June 30, 2002, includes aggregate unrealized gains of $3,833,454 and unrealized losses of $8,331,159.

NOTE 4—MANAGEMENT CONTRACT

Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable monthly at the annual rate of 0.85% of the Fund’s average daily net assets. During the six months ended June 30, 2002, The Torray Institutional Fund paid comprehensive management fees of $253,443 (0.85% of average daily net assets). The Fund pays the manager a single comprehensive management fee which covers all operating expenses of the Fund including the investment advisory and management services provided by the manager as well as all miscellaneous costs incurred in connection with the ongoing operation of the Fund including transfer agency, custody, professional, and registration fees.

Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.

TRUSTEES

Douglas C. Eby
Bruce C. Ellis
Patricia Kavanagh
William M Lane
Carl C. MacCartee, Jr.
Robert P. Moltz
Charlene R. Nunley
Roy A. Schotland
Wayne H. Shaner
Robert E. Torray

INVESTMENT ADVISOR

The Torray Corporation

OFFICERS

Robert E. Torray, President
Douglas C. Eby, Vice President
William M Lane, Vice President

AUDITORS

Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Global Fund Services
211 South Gulph Road
King of Prussia, PA 19406-0903

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The
TORRAY
INSTITUTIONAL
FUND

SEMI-ANNUAL REPORT

June 30, 2002

The Torray Institutional Fund
Suite 1100
7501 Wisconsin Avenue
Bethesda, Maryland 20814-6523

(301) 493-4600
(800) 443-3036